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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

FILED BY THE REGISTRANT ☒
FILED BY PARTY OTHER THAN THE REGISTRANT ☐
CHECK THE APPROPRIATE BOX:
☒ Preliminary Information Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐ Definitive Information Statement

CYBER PUBLIC RELATIONS, INC. (Name of Registrant as Specified in its Charter)
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(1)	TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
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☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	AMOUNT PREVIOUSLY PAID:
(2)	FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:
(3)	FILING PARTY:
(4)	DATE FILED:

CYBER PUBLIC RELATIONS, INC.
8513 Rochester Avenue, Rancho Cucamonga
California 91730
Telephone (909) 912-0828

March 1, 2004

To Our Shareholders:

        The purpose of this information statement is to inform the holders of record of shares of our common stock as of the close of business on the record date, February 16, 2004, that our board of directors has recommended, and that a majority of our shareholders intend to vote in favor of articles of amendment to our articles of incorporation which:

•
Change our corporate name to "Entech Environmental Technologies, Inc."; and

•
Make certain other changes in our articles of incorporate as more fully described hereinafter.

        We feel that the change in our corporate name is necessary to more accurately reflect the new nature of our business. The other changes to our articles of incorporation are deemed necessary to bring our corporate charter more up-to-date, and to provide more detail with respect to certain matters, particularly the indemnification of officers and directors.

        If the amendment is approved by a majority of the total number of shares of common stock issued and outstanding and entitled to vote on the matter, an amendment to our articles of incorporation will be filed by our proper officers.

        The holders of a majority of our outstanding common stock, owning approximately 70.80 percent of the outstanding shares of our common stock have executed a written consent in favor of the actions described above. This consent will satisfy the shareholder approval requirement for the proposed action and allows us to take the proposed action on or after March 22, 2004.

        We are not asking for a Proxy and you are requested not to send us a Proxy.

        This information statement is being mailed on or about March 1, 2004 to all shareholders of record as of February 16, 2004.

        Upon the change of our corporate name, our shareholders will be asked to surrender their current certificates representing common stock bearing our old corporate name in exchange for certificates bearing our new corporate name. Appropriate transmittal forms will be sent to our shareholders for this purpose.

        We appreciate your continued interest in Cyber Public Relations, Inc.

                      Very truly yours,

                      /s/ Steven D. Rosenthal, Ed.D.

                      Steven D. Rosenthal, Ed.D.
                       Chief Executive Officer

CYBER PUBLIC RELATIONS, INC.
8513 Rochester Avenue, Rancho Cucamonga
California 91730
Telephone (909) 912-0828

INFORMATION STATEMENT

        This information statement is furnished to the holders of record at the close of business on February 16, 2004, the record date, of the outstanding common stock of Cyber Public Relations, Inc., pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, in connection with an action that holders of the majority of the votes of our common stock intend to take by written consent on March 22, 2004, to vote in favor of articles of amendment to our articles of incorporation which:

•
Change our corporate name to "Entech Environmental Technologies, Inc."; and

•
Make certain other changes in our articles of incorporate as more fully described hereinafter.

        This information statement will be sent on or about March 1, 2004 to our shareholders of record who do not sign the majority written consent described herein.

        Our principal executive office and mailing address is 8513 Rochester Avenue, Rancho Cucamonga, California 91730.

VOTING SECURITIES

        In accordance with our bylaws, our board of directors has fixed the close of business on February 16, 2004 as the record date for determining the shareholders entitled to notice of the above noted action. The approval of the proposed resolution requires the affirmative vote of a majority of the total number of shares of our issued and outstanding capital stock as of the record date at the time the vote is taken. As of the record date, 11,865,000 shares of our common stock were issued and outstanding. We have not issued any shares of our preferred stock.

        The holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders, including the election of directors. Our common shareholders do not have cumulative voting rights.

        The quorum necessary to conduct business of the shareholders consists of a majority of the total shares of our stock issued and outstanding as of the record date.

        We have consenting shareholders who hold 8,400,000 shares of our common stock who will vote in favor of the proposed amendment to our articles of incorporation. These consenting shareholders have the power to pass the proposed amendment without the concurrence of any of our other shareholders since they own approximately 70.80 percent of our issued and outstanding common stock, which percentage is in excess of the majority required to approve the amendment.

        WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

Distribution and Costs

        We will pay all costs associated with the distribution of this information statement, including the costs of printing and mailing. In addition, we will only deliver one information statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Also, we will promptly deliver a separate copy of this information statement and future shareholder communication documents to any security holder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this information statement and future shareholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

        Security holders may also address future requests regarding delivery of information statements and/or annual reports by contacting us at the address noted above.

Dissenters' Right of Appraisal

        No action will be taken in connection with the proposed amendment to our articles of incorporation by our board of directors or the voting shareholders for which Florida law, our articles of incorporation or bylaws provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder's shares.

BACKGROUND

        We were incorporated under the laws of the State of Florida on June 29, 1998 under the name of Cyber Public Relations, Inc. We were originally formed for the purpose of providing internet electronic commerce consulting services to small and medium size businesses. Prior to the transactions described below, we have never had any material operations or revenues.

        On January 21, 2004, pursuant to a Capital Stock Exchange Agreement between the shareholders of Environmental Technologies, Inc., a Nevada corporation, the Environmental Technologies shareholders transferred all of their shares of the Environmental Technologies stock to Cyber Public Relations in exchange for 9,550,000 shares of the common stock of Cyber Public Relations. As additional consideration, Environmental Technologies paid us the sum of $275,000, which we distributed to our then existing shareholders. The funds came from Environmental Technologies' cash on hand in the amount of $50,000, with the remaining $225,000 being furnished out of the proceeds of the investment by Barron Partners LP discussed below.

        As a result of the exchange, Environmental Technologies, Inc. became a wholly-owned subsidiary of Cyber Public Relations, and the Environmental Technologies shareholders acquired 96.81 percent of the issued and outstanding shares of the common stock of Cyber Public Relations. Immediately following the exchange, Barron Partners LP acquired 2,000,000 shares of our common stock and warrants for the purchase of 7,150,000 shares of our common stock. Barron Partners invested $2,000,000 of its own funds in payment for the shares of our common stock and warrants.

        Our wholly-owned subsidiary Environmental Technologies, Inc. is located in Rancho Cucamonga, California and formerly known as Parr Development, Inc., which was incorporated in 2001. Before the mergers of its subsidiaries described below, Parr Development had not engaged in any operations. Parr Development, Inc. changed its name to Environmental Technologies, Inc. in 2003. We are the result of the recent combination of several companies:

•
Christie-Peterson Development, a California corporation incorporated in 1995, a provider of construction, repair, and maintenance services for petroleum service stations in California, Florida, and Arizona;

•
H.B. Covey, Inc., a California corporation incorporated in 1971 but which has been in business since 1948, a fueling station diagnostic and maintenance company with petroleum construction experience in building and maintaining service stations; and

•
Advanced Fuel Filtration Services, Inc., a California corporation incorporated in 1995, a provider of comprehensive environmental management solutions for the petroleum industry, with operations including fuel and chemical transportation, hazardous and non-hazardous waste disposal, emergency HAZMAT response, and underground storage tank cleaning and filtration services.

        We also acquired from the shareholders of Advanced Fuel Filtration Services all of the issued and outstanding shares of Advanced Petroleum Transport, Inc., a California corporation, with no business activities.

        The mechanics of the combination of the component companies of Entech initially occurred with the reverse triangular mergers between each of Christie-Peterson, H.B. Covey and Advanced Fuel Filtration Services with three subsidiaries of Environmental Technologies. In each case, the shareholders of Christie-Peterson, H.B. Covey and Advanced Fuel Filtration Services existing before the mergers received shares of the common stock of Environmental Technologies in exchange for all of their shares in the merged companies. Following the reverse triangular mergers, Environmental Technologies had four wholly-owned subsidiaries, Christie-Peterson, H.B. Covey, Advanced Fuel Filtration Services, and Advanced Petroleum Transport, Inc.

SUMMARY OF THE PROPOSED RESOLUTION TO
AMEND OUR ARTICLES OF INCORPORATION

        Our board of directors has adopted, subject to the approval of our shareholders, a resolution to amend our articles of incorporation, a copy of which is attached hereto as Attachment A. The following description of the resolution is qualified by reference to the full text of the resolution. Attached hereto as Attachment B is a copy of our current articles of incorporation, in order that our shareholders may more easily determine the changes that we have proposed to make. The following description of the amendment is qualified by reference to the full text of the amendment described in Attachment A hereto.

        The primary effect of the amendment would be to change our corporate name to more accurately reflect our corporate purpose. In addition, we propose to amend our articles of incorporation to bring our corporate charter more up-to-date, and to provide more detail with respect to certain matters, particularly the indemnification of officers and directors.

        Adoption of the amendment by the shareholders would not alter or modify our capital structure or any preemptive right of holders of common or preferred stock to acquire our shares, which is denied.

Reasons For and Effect of the Amendment

        Due to the recent change in our corporate business, we need for our corporate name to more accurately reflect our business purpose. Also, we feel that our current articles of incorporation need to provide more detail with respect to:

•
Our capital stock, including the designations and relative rights of our common and preferred stock;

•
The election of our directors;

•
The meetings of our shareholders; and

•
Provisions concerning limitation of liability and indemnification of our officers and directors, the addition of which reflect current Florida law, but also are deemed necessary to ensure that our officers and directors are fully protected in the lawful pursuit of their duties.

Certain Provisions of Our Proposed Articles of Incorporation

        General.    Provisions of our articles of incorporation concern matters of corporate governance and the rights of our shareholders, such as the ability of our board of directors to issue shares of our common and preferred stock and to set the voting rights, preferences, and other terms of our preferred stock without further shareholder action. These provisions could also delay or frustrate the removal of incumbent directors or the assumption of control of our board of directors by our shareholders, and may be deemed to discourage takeover attempts, mergers, tender offers, or proxy contests not first approved by our board of directors, which some shareholders may deem to be in their best interests.

        Board of Directors.    Our business and affairs will continue to be managed under the direction of our board of directors, which currently consists of seven members: Steven D. Rosenthal, Ed.D., Robert K. Christie, Barbara Tainter, Bret Covey, Douglas L. Parker, Burr Northrop and Edward W. Link. The number of members on our board of directors is fixed by, and may be increased or decreased from time to time by, the affirmative vote of a majority of the members at any time constituting our board of directors.

        Newly created directorships resulting from any increase in the number of directors and any vacancies on our board of directors resulting from death, resignation, disqualification, removal or other causes shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the board of directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term for which the new directorship was created or the vacancy occurred and until the director's successor shall have been elected and qualified or until his earlier death, resignation, or removal. No decrease in the number of directors constituting the board of directors shall shorten the term of any incumbent director. Our board of directors may not have less than one member. There is no limit on the maximum size of our board.

        Whenever the holders of any class or series of our capital stock are entitled to elect one or more directors under any resolution or resolutions of our board of directors designating a series of our preferred stock, vacancies and newly created directorships of a class or series may be filled by a majority of the directors then in office elected by the applicable class or series, by a sole remaining director so elected, or by the written consent, or the affirmative vote of a majority of the outstanding shares of the class or series entitled to elect the directors.

        Any director may be removed from office only by the affirmative vote of the holders of a majority of the combined voting power of our then outstanding shares of capital stock entitled to vote at a meeting of shareholders called for that purpose, voting together as a single class.

        Meetings of Shareholders.    Our articles of incorporation will provide that a special meeting of our shareholders may only be called by:

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Our chief executive officer;

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The holders of at least 10 percent of the outstanding shares of our capital stock entitled to vote at the proposed special meeting; or

•
Our board of directors by means of a duly adopted resolution.

        Special shareholder meetings may not be called by any other person or in any other manner. Our bylaws provide that only those matters set forth in the notice of the special meeting may be considered or acted upon at the special meeting. Our articles of incorporation do not permit our shareholders to take an action by written consent unless the action to be taken and the taking of that action by written consent have been approved in advance by our board of directors.

        Limitation of Liability.    Our articles of incorporation will provide that any director or officer shall not be personally liable to us or our shareholders for damages as a result of any act or failure to act in his capacity as a director or officer, unless

•
It is proven that his act or failure to act constituted a breach of his fiduciary duties and involved intentional misconduct, fraud, or a knowing violation of law, or

•
Such person is a director liable under Section 607-0834 of the Florida Statutes for the payment of an improper distribution by us to our shareholders.

        Indemnification.    Our articles of incorporation will provide that we shall indemnify anyone who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by us or in our right, by reason of the fact that he is or was our director, officer, employee, or agent, or is or was serving at our request as a director, officer employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if:

•
The liability did not result from any act or failure to act which constituted a breach of that person's fiduciary duties in his capacity as a director or officer, and involved intentional misconduct, fraud, or a knowing violation of law; or

•
The person acted in good faith and in a manner which he reasonably believed to be in, or not opposed to, our best interests, and with respect to any criminal action or proceeding, he had no reasonable cause to believe his conduct was unlawful.

        Further, our articles of incorporation will permit us to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by us or in our right, to procure a judgment in its favor by reason of the fact that he is or was our director, officer, employee, or agent, or is or was serving at our request as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with defense or settlement of the action or suit, if:

•
The liability did not result from any act or failure to act which constituted a breach of that person's fiduciary duties in his capacity as a director or officer, and involved intentional misconduct, fraud or a knowing violation of law; or

•
The person acted in good faith and in a manner which he reasonably believed to be in, or not opposed to, our best interests.

        However, we will be prohibited from indemnifying any person with respect to any action, suit, or proceeding by a court of competent jurisdiction, if he has been finally adjudged to be liable to us, unless, and only to the extent that, the court of competent jurisdiction determines upon application that the person is fairly and reasonably entitled to indemnification in view of all the circumstances of the case.

        Our bylaws contain similar indemnification and limitation of liability provisions. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers, or persons controlling us under the indemnification provisions, or otherwise, we are aware that, in the opinion of the SEC, the indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

        Amendment of Bylaws.    Under our articles of incorporation, our bylaws may be amended by our board of directors or by the affirmative vote of the holders of at least a majority of the combined voting power of the outstanding shares of our capital stock then outstanding and entitled to vote, voting together as a single class.

Vote Required

        The affirmative vote of a majority of the total number of shares of our issued and outstanding common stock is required to approve the resolution to amend our articles of incorporation.

        The board of directors recommends a vote FOR approval of the resolution to amend our articles of incorporation. The proposed amendment of our articles of incorporation was approved by a vote of our directors on February 16, 2004.

        Information regarding the beneficial ownership of our common stock by our management and the board of directors is noted below.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table presents information regarding the beneficial ownership of all shares of our common stock as of the record date, by:

•
Each person who beneficially owns more than five percent of the outstanding shares of our common stock;

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Each of our directors;

•
Each named executive officer; and

•
All directors and officers as a group.

	Shares Beneficially Owned(2)
Name of Beneficial Owner(1)	Number	Percent
Steven D. Rosenthal, Ed.D.	1,000,000	5.14%
Robert K. Christie	3,750,000	19.27%
Barbara Tainter	250,000	1.28%
Bret Covey	650,000	3.34%
Burr Northrop	500,000	2.56%
Douglas L. Parker	1,250,000	6.42%
Edward W. Link	-0-	-0-

All directors and executive officers as a group (seven persons)	7,400,000	38.01%

Barron Partners LP (3)	9,150,000	47.02%

(1)
Unless otherwise indicated, the address for each of these shareholders is c/o Cyber Public Relations, Inc., 8513 Rochester Avenue, Rancho Cucamonga, California 91730. Also, unless otherwise indicated, each person named in the table above has the sole voting and investment power with respect to our shares of common stock which he or she beneficially owns.
(2)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. As of the date of this confidential memorandum, there were issued and outstanding 11,865,000 shares of our common stock and 7,625,375 warrants for the purchase of shares of our common stock, all of which are immediately exercisable, 7,150,000 of which are in favor of Barron Partners LP..
(3)
Barron Partners LP, whose address is 730 Fifth Avenue, 9th Floor, New York, New York 10019, owns 2,000,000 shares of our common stock and warrants for the purchase of 7,150,000 shares of our common stock.

        Even though for reporting purposes under the rules of the SEC, we have to count all of the shares covered by outstanding warrants as being issued, inasmuch as all of the warrants are immediately exercisable, for voting purposes, we have only 11,865,000 shares of our common stock issued and outstanding, and entitled to vote.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10 percent of a registered class of our equity securities, file with the SEC initial reports of ownership and reports of changes in ownership of our equity securities. Officers, directors and greater than 10 percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. All such persons have filed all required reports.

CHANGE IN CONTROL

        On January 21, 2004, Steven D. Rosenthal, Robert K. Christie, and Douglas L. Parker, shareholders of Environmental Technologies, Inc., a Nevada corporation and on January 27, 2004, Barron Partners LP, became "control persons" of Cyber Public Relations as that term is defined in the Securities Act. The original agreement with Barron Partners LP was dated January 14, 2004 and amended on January 21, 2004, but the transaction did not officially close until January 27, 2004. The amount and source of funds used in connection with the change in control are discussed in the "Background" section of this information statement. The percentages of our common stock owned by each of the control persons are described in "Security Ownership of Certain Beneficial Owners and Management" above.

        The status of Messrs. Rosenthal, Christie, and Parker as control persons arose from the issuance of an aggregate of 9,550,000 shares of our common stock (approximately 96.81 percent of the total issued and outstanding shares) to the 12 shareholders of Environmental Technologies (three of whom were Messrs. Rosenthal, Christie, and Parker) in exchange for all of the shareholders' shares of the Environmental Technologies common stock, as discussed in the "Background" section of this information statement. As a result of the exchange, Environmental Technologies became a wholly-owned subsidiary of Cyber Public Relations. Additionally, Ms. Maria Trinh, our previous sole officer and director, resigned her positions. Steven D. Rosenthal, Robert K. Christie, Barbara Tainter, Bret Covey, and Douglas L. Parker were elected directors in her place and stead.

        On January 21, 2004, the new board of directors elected the following officers:

Office	Name	Age
Chief Executive Officer	Steven D. Rosenthal, Ed.D.	51
Chief Operating Officer	Robert K. Christie	37
Chief Financial Officer	Barbara Tainter	50
Vice President	Bret Covey	38
Vice President	Douglas L. Parker	39
Vice President of Development	Burr Northrop	40

        On February 6, 2004, Edward W. Link was elected as a director.

        The following sets forth certain information concerning each of our new directors and executive officers:

        Steven D. Rosenthal, Ed.D. has served as chief executive officer of Christie-Peterson Development since March 2002 and as chairman of the board since 2001. Prior to joining Christie-Peterson Development, Dr. Rosenthal served as chief operating officer and president of The Majestic Companies, Ltd., a publicly traded holding company with operations in modular building construction and transportation safety products, from 1997 until 2002.

        Prior to founding Christie-Peterson Development in 1995, Robert K. Christie served in senior positions managing commercial and residential construction projects, including vice president of the Anden Group and as vice president of Topa Savings and Loan.

        Barbara Tainter joined Christie-Peterson Development in October 2002. Ms. Tainter was controller of Duncan Brothers from 1994 until 2002.

        Before joining Christie-Peterson Development in June 2001 as executive vice president, from 1987 to 2001, Bret Covey was chief executive officer and president of H.B. Covey, Inc.

        Douglas L. Parker has over 14 years experience related to the hazardous waste industry. He has served as president and chief executive officer of Advanced Fuel Filtrations Systems, Inc. since 1998.

        Burr Northrop, before recently joining Christie-Peterson Development, managed compliance programs and fuel system renovations at Connor Environmental, served as president of Kaliber Construction and Engineering. Since 1992, he has served as president of H.B. Covey, Inc.

        Edward W. Link, since 1976, has been president and chief executive officer of Link-Allen & Associates, Inc., insurance brokers.

        The status of Barron Partners LP as a control person arose as result of the acquisition on January 27, 2004 of 2,000,000 shares of our common stock and 7,150,000 warrants to acquire shares of our common stock, as discussed in the "Background" section of this information statement.

        There are no arrangements, known to us, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of Cyber Public Relations.

        There are no arrangements or understandings among members of both the former and the new control groups and their associates with respect to election of directors or other matters.

        There are no contracts, arrangements, understandings or relationships (legal or otherwise) among members of both the former and the new control groups and their associates and any person with respect to any securities of Cyber Public Relations, including but not limited to transfer or voting of any of the securities, finder's fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, division of profits or loss, or the giving or withholding of proxies.

        The foregoing description of the transactions is qualified in its entirety to the information contained in Form 8-K filed by us with the SEC on January 28, 2004, and the full text of all of the documents filed as exhibits to the Form 8-K.

DOCUMENTS INCORPORATED BY REFERENCE

        Our Annual Report on Form 10-KSB for the year ended December 31, 2002, and Financial Information from our Quarterly Reports for the Periods Ended March 31, 2003, June 30, 2003, and September 30, 2003 are incorporated herein by reference.

COPIES OF ANNUAL AND QUARTERLY REPORTS

        We will furnish a copy of our Annual Report on Form 10-KSB for the year ended December 31, 2002 and copies of our Quarterly Reports for the periods ended March 31, 2003, June 30, 2003, and September 30, 2003, which included lists briefly describing all the exhibits not contained therein. We will furnish the Annual Report and the Quarterly Reports and any exhibit referred to therein without charge to each person to whom this information statement is delivered upon written or oral request by first class mail or other equally prompt means within one business day of receipt of such request. Any request should be directed to our corporate secretary at 8513 Rochester Avenue, Rancho Cucamonga, California 91730.

                      By Order of the Board of Directors,

                      /s/ Steven D. Rosenthal, Ed.D.

                      Steven D. Rosenthal, Ed.D.
                       Chief Executive Officer

Attachment A

RESOLUTIONS PROPOSING AMENDMENT TO THE
ARTICLES OF INCORPORATION OF
CYBER PUBLIC RELATIONS, INC.

AMENDED AND RESTATED ARTICLES OF INCORPORATION

        WHEREAS, it is advisable and in the best interests of the Company and its shareholders that the Company amend and restate its articles of incorporation,

        NOW, THEREFORE, IT IS HEREBY RESOLVED, that the Amended and Restated Articles of Incorporation attached hereto as Annex 1 are hereby approved and adopted in all respects; and

        RESOLVED FURTHER, that the proper officers of the Company are hereby authorized and directed to file the Amended and Restated Articles of Incorporation of the Company with the Secretary of State of Florida, and

        RESOLVED FURTHER, that, following due execution and filing of the Amended and Restated Articles of Incorporation of the Company with the Secretary of State of Florida the Articles of Incorporation of the Company shall be amended and restated in the form attached hereto as Annex 1.

GENERAL

        RESOLVED FURTHER, that the officers of the Company be, and each acting alone, hereby is, hereby authorized and directed to perform any and all such acts, including the execution of any and all documents and certificates, as such officers shall deem necessary or desirable to carry out the purposes and intent of the foregoing resolutions, and

        RESOLVED FURTHER, that any and all actions taken by such officers prior to the date of the foregoing resolutions adopted hereby that are within the authority conferred thereby are hereby ratified, confirmed and approved in all respects as the acts and deeds of the Company.

Annex 1

AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
CYBER PUBLIC RELATIONS, INC.
a Florida corporation

ARTICLE ONE

        CYBER PUBLIC RELATIONS, INC. (the "Company"), pursuant to the provisions of Title XXXVI, Section 607.1007 of the Florida Statutes (the "Act"), adopts these restated Articles of Incorporation, which accurately copy the Articles of Incorporation and all amendments in effect to date. The Articles of Incorporation, as restated and amended by these restated Articles of Incorporation, are set forth below.

ARTICLE TWO

        Each statement made by these restated Articles of Incorporation has been effected in conformity with the provisions of the Act. These restated Articles of Incorporation and each amendment made by these restated Articles of Incorporation were duly adopted by the shareholders of the Company on March 22, 2004. The number of votes cast for the amendment by the shareholders was sufficient for approval of the amendment.

ARTICLE THREE

        The Articles of Incorporation are superseded by the following restated Articles of Incorporation, which accurately copy the entire text as well as incorporate the amendments passed by the shareholders on March 22, 2004:

"ARTICLE I
Name

          The name of the Company is Entech Environmental Technologies, Inc.

"ARTICLE II
Business

          The purpose and nature of the business, objectives, or purposes to be transacted, promoted, or carried on by the Company shall be as follows:

          1.     To engage in any lawful activity.

          2.     To do all and everything necessary, suitable, and proper to accomplish the foregoing, and to engage in any and every activity and business enterprise which the Company's board of directors (the "Board of Directors") may, from time to time, deem reasonably necessary, providing the same shall not be inconsistent with the Act.

"ARTICLE III
Capital Stock

          1.     Authorized Stock. The total number of shares of stock which the Company shall have authority to issue is 110,000,000 consisting of 100,000,000 shares of common stock, par value $0.001 per share (the "Common Stock"), and 10,000,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock").

1

          2.     Preferred Stock. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to create and provide for the issuance of shares of the Preferred Stock in series, and by filing a certificate pursuant to the applicable section of the Act (the "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

          (a)   The designation of the series, which may be by distinguishing number, letter or title.

          (b)   The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding).

          (c)   Whether dividends, if any, shall be cumulative or noncumulative and the dividend rate of the series.

          (d)   The dates at which dividends, if any, shall be payable.

          (e)   The redemption rights and price or prices, if any, for shares of the series.

          (f)    The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series.

          (g)   The amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

          (h)   Whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the Company or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.

          (i)    Restrictions on the issuance of shares of the same series or of any other class or series.

          (j)    The voting rights, if any, of the holders of shares of the series.

          (k)   Such other powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof as the Board of Directors shall determine.

          3.     Common Stock. The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Each share of the Common Stock shall be equal to each other share of the Common Stock. The holders of shares of the Common Stock shall be entitled to one vote for each such share upon all questions presented to the shareholders.

          4.     Voting Rights. Except as may be provided in these Articles of Incorporation or in a Preferred Stock Designation, or as may be required by applicable law, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of shares of the Preferred Stock shall not be entitled to receive notice of any meeting of shareholders at which they are not entitled to vote. At each election for directors, every shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote. It is expressly prohibited for any shareholder to cumulate his votes in any election of directors.

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          5.     Denial of Preemptive Rights. No shareholder of the Company shall, by reason of his holding shares of any class, have any preemptive or preferential right to purchase or subscribe to any shares of any class of the Company, now or hereafter to be authorized, or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any such shares, or such notes, debentures, bonds or other securities would adversely affect dividend or voting rights of such shareholder, other than such rights, if any, as the Board of Directors in its discretion may fix; and the Board of Directors may issue shares of any class of the Company, or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, without offering any such shares of any class, either in whole or in part, to the existing shareholders of any class.

          6.     Record Date. The Board of Directors may prescribe a period not exceeding 60 days before any meeting of the shareholders during which no transfer of stock on the books of the Company may be made, or may fix, in advance, a record date not more than 60 or less than 10 days before the date of any such meeting as the date as of which shareholders entitled to notice of and to vote at such meetings must be determined. Only shareholders of record on that date are entitled to notice or to vote at such a meeting. If a record date is not fixed, the record date is at the close of business on the day before the day on which notice is given or, if notice is waived, at the close of business on the day before the meeting is held. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders applies to an adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting. The Board of Directors must fix a new record date if the meeting is adjourned to a date more than 60 days later than the date set for the original meeting.

"ARTICLE IV
Election of Directors

          1.     Number. The business and affairs of the Company shall be conducted and managed by, or under the direction of, the Board of Directors. The total number of directors constituting the entire Board of Directors shall be fixed and may be altered from time to time by or pursuant to a resolution passed by the Board of Directors.

          2.     Vacancies. Except as otherwise provided for herein, newly created directorships resulting from any increase in the authorized number of directors, and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause, may be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the newly created directorship or for the directorship in which the vacancy occurred, and until such director's successor shall have been duly elected and qualified, subject to his earlier death, disqualification, resignation or removal. Subject to the provisions of these Articles of Incorporation, no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

          3.     Removal of Directors. Except as otherwise provided in any Preferred Stock Designation, any director may be removed from office only by the affirmative vote of the holders of a majority or more of the combined voting power of the then outstanding shares of capital stock of the Company entitled to vote at a meeting of shareholders called for that purpose, voting together as a single class.

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"ARTICLE V
Meetings of Shareholders

          Meetings of shareholders of the Company (the "Shareholder Meetings") may be held within or without the State of Florida, as the Bylaws of the Company (the "Bylaws") may provide. Special Shareholder Meetings may be called only by (a) the Chief Executive Officer, (b) the holders of at least 10 percent of all of the shares entitled to vote at the proposed special meeting, or (c) the Board of Directors pursuant to a duly adopted resolution. Special Shareholder Meetings may not be called by any other person or persons or in any other manner. Elections of directors need not be by written ballot unless the Bylaws shall so provide.

"ARTICLE VI
Shareholder Consent

          No action that is required or permitted to be taken by the shareholders of the Company at any annual or special meeting of shareholders may be effected by written consent of shareholders in lieu of a meeting of shareholders, unless the action to be effected by written consent of shareholders and the taking of such action by such written consent have expressly been approved in advance by the Board of Directors.

"ARTICLE VII
Limitation of Liability

          Except as otherwise provided in the Act, a director or officer of the Company shall not be personally liable to the Company or its shareholders for damages as a result of any act or failure to act in his capacity as a director or officer; provided, however, that this Article shall not eliminate or limit the liability of a director or officer (a) if it is proven that his act or failure to act constituted a breach of his fiduciary duties and such breach involved intentional misconduct, fraud or a knowing violation of law, or (b) under Section 607.0834 of the Act.

          If the Act is amended after the date of filing of these Articles of Incorporation to authorize corporate action further limiting or eliminating the personal liability of a director, then the liability of the directors of the Company shall be limited or eliminated to the fullest extent permitted by the Act, as so amended, or a similar successor provision. Any repeal or modification of this Article by the shareholders of the Company or otherwise shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.

"ARTICLE VIII
Indemnification

          1.     Discretionary Indemnification. (a) The Company may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the Company, by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and

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  in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, or that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

          (b)   The Company may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Company or for amounts paid in settlement to the Company, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the courts deem proper.

          2.     Determination of Discretionary Indemnification. Any discretionary indemnification pursuant to Section 1 of this Article VIII, unless ordered by a court or advanced pursuant to this Section 2, may be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

          (a)   By the shareholders; or

          (b)   By the Board of Directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding; or

          (c)   If a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion; or

          (d)   If a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

          The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Company as they are incurred in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Company.

          3.     Mandatory Indemnification. To the extent that a director, officer, employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1 of this Article VIII, or in defense of any claim, issue or matter therein, the Company shall indemnify him against expenses, including attorneys' fees actually and reasonably incurred by him in connection with the defense.

          4.     Non-Exclusivity. The indemnification and advancement of expenses authorized in or ordered by a court pursuant to this Article VIII:

          (a)   Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any agreement, vote of shareholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court

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  pursuant to Section 1 of this Article VIII, or for the advancement of expenses made pursuant to Section 2 of this Article VIII may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

          (b)   Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of any such person.

          5.     Insurance. The Company may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such, whether or not the Company has the authority to indemnify him against such liability expenses.

"ARTICLE IX
Amendment of Corporate Documents

          1.     Articles of Incorporation. Whenever any vote of the holders of voting shares of the capital stock of the Company is required by law to amend, alter, repeal or rescind any provision of these Articles of Incorporation, such alteration, amendment, repeal or rescission of any provision of these Articles of Incorporation must be approved by the Board of Directors and by the affirmative vote of the holders of at least a majority of the combined voting power of the then outstanding voting shares of capital stock of the Company, voting together as a single class.

          Subject to the provisions hereof, the Company reserves the right at any time, and from time to time, to amend, alter, repeal or rescind any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by law, and other provisions authorized by the laws of the State of Florida at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon shareholders, directors or any other persons whomsoever by and pursuant to these Articles of Incorporation in their present form or as hereafter amended are granted subject to the rights reserved in this Article.

          2.     Bylaws. In addition to any affirmative vote required by law, any change of the Bylaws may be adopted either (a) by the affirmative vote of the Board of Directors, or (b) by the shareholders by the affirmative vote of the holders of at least a majority of the combined voting power of the then outstanding voting shares of capital stock of the Company, voting together as a single class.

"ARTICLE X
Existence

          The Company is to have perpetual existence."

        IN WITNESS HEREOF, the undersigned has hereunto set his hand on March 22, 2004.

CYBER PUBLIC RELATIONS, INC.
By	Steven D. Rosenthal, Ed.D., Chief Executive Officer

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Attachment B

ARTICLES OF INCORPORATION OF CYBER PUBLIC RELATIONS, INC.

        The undersigned subscriber of these Articles of Incorporation, a natural person competent to contract, hereby forms a corporation under the laws of the State of Florida.

ARTICLE I
NAME

        The name of the corporation shall be: Cyber Public Relations, Inc.

ARTICLE II
NATURE OF BUSINESS

        This corporation shall have the power to transact or engage in any business permitted under the laws of the United States and the State of Florida.

ARTICLE III
AUTHORIZED SHARES

        The authorized capital stock of this corporation shall consist of 100,000,000 shares of Common Stock with a par value of $0.001 per share, and 10,000,000 shares of Preferred Stock with a par value of $0.001 per share.

        The Preferred Stock may be issued from time to time, with such designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, qualification, limitation, restrictions thereof as shall be stated and expressed in the resolution or resolutions provided for the issuance of such Preferred Stock adopted by the Board of Directors pursuant to the authority in this paragraph given.

ARTICLE IV
TERM OF EXISTENCE

        The corporation shall have perpetual existence.

ARTICLE V
DIRECTORS

        The business of the corporation shall be managed by its Board of Directors. The number of such directors shall not be less than one (1) and, subject to such minimum, may be increased or decreased from time to time in the manner provided by the By-Laws. The number of persons constituting the initial Board of Directors shall be one (1).

ARTICLE VI
VOTING FOR DIRECTORS

        The Board of Directors shall be elected by the Stockholders of the corporation at such time and in such manner as provided in the By-Laws.

ARTICLE VII
CONTRACTS

        No contract or other transaction between this corporation and any person, firm or corporation shall be affected by the fact that any officer or director of this corporation is such other party or in, or

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at some time in the future becomes an officer, director or partner of such other contracting party, or has now or hereafter a direct or indirect interest in such contract.

ARTICLE VIII
INDEMNIFICATION OF OFFICERS AND DIRECTORS

        This corporation shall have the power, in its By-Laws or in any resolution of its stockholders or directors, to undertake to indemnify the officers and directors of this corporation against any contingency or peril as may be determined to be in the best interests of this corporation, and in conjunction therewith to procure, at the expense of this corporation, policies of insurance.

ARTICLE IX
PRINCIPAL OFFICE

        The principal place of business and mailing address of this corporation shall be: 1721 S.W. Mockingbird Drive, St. Lucie, Florida 34986. The Board of Directors may at any time and from time to time move the principal office of this corporation to any location within or without the State of Florida.

ARTICLE X
INITIAL REGISTERED AGENT AND STREET ADDRESS

        The name and address of the initial registered agent are: Mr. Ernie Farris, 1721 S.W. Mockingbird Drive, St. Lucie, Florida 34986. The Board of Directors may at any time and from time to time move the principal office of this corporation to any location within or without the State of Florida.

ARTICLE XI
INCORPORATOR

        The name and address of the Incorporator to these Articles of Incorporation are: Ms. Maria Trinh, #105 - 2140 Briar Avenue, Vancouver, BC V6L 3E3.

        IN WITNESS WHEREOF, I have hereunto subscribed to and executed these Articles of Incorporation this 18th day of June, 1998.

/S/ MARIA TRINH Maria Trinh, Incorporator

HAVING BEEN NAMED AS REGISTERED AGENT AND TO ACCEPT SERVICE OF PROCESS FOR THE ABOVE STATED CORPORATION AT THE PLACE DESIGNATED IN THIS CERTIFICATE, I HEREBY ACCEPT THE APPOINTMENT AS REGISTERED AGENT AND AGREE TO ACT IN THIS CAPACITY. I FURTHER AGREE TO COMPLY WITH THE PROVISIONS OF ALL STATUTES RELATING TO THE PROPER PERFORMANCE OF MY DUTIES AND I AM FAMILIAR WITH AND ACCEPT THE OBLIGATIONS OF MY POSITION AS REGISTERED AGENT.

/S/ ERNIE FARRIS 6/27/98 Ernie Farris, Registered Agent

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QuickLinks

INFORMATION STATEMENT
VOTING SECURITIES
BACKGROUND
SUMMARY OF THE PROPOSED RESOLUTION TO AMEND OUR ARTICLES OF INCORPORATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CHANGE IN CONTROL
DOCUMENTS INCORPORATED BY REFERENCE
COPIES OF ANNUAL AND QUARTERLY REPORTS
  Attachment A
RESOLUTIONS PROPOSING AMENDMENT TO THE ARTICLES OF INCORPORATION OF CYBER PUBLIC RELATIONS, INC.
  Annex 1
AMENDED AND RESTATED ARTICLES OF INCORPORATION OF CYBER PUBLIC RELATIONS, INC. a Florida corporation
ARTICLE ONE
ARTICLE TWO
ARTICLE THREE
"ARTICLE I Name
"ARTICLE II Business
"ARTICLE III Capital Stock
"ARTICLE IV Election of Directors
"ARTICLE V Meetings of Shareholders
"ARTICLE VI Shareholder Consent
"ARTICLE VII Limitation of Liability
"ARTICLE VIII Indemnification
"ARTICLE IX Amendment of Corporate Documents
"ARTICLE X Existence
  Attachment B
ARTICLES OF INCORPORATION OF CYBER PUBLIC RELATIONS, INC.
ARTICLE I NAME
ARTICLE II NATURE OF BUSINESS
ARTICLE III AUTHORIZED SHARES
ARTICLE IV TERM OF EXISTENCE
ARTICLE V DIRECTORS
ARTICLE VI VOTING FOR DIRECTORS
ARTICLE VII CONTRACTS
ARTICLE VIII INDEMNIFICATION OF OFFICERS AND DIRECTORS
ARTICLE IX PRINCIPAL OFFICE
ARTICLE X INITIAL REGISTERED AGENT AND STREET ADDRESS
ARTICLE XI INCORPORATOR